UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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ARGAN, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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One Church Street
Suite 201
Rockville, MD 20850
301-315-0027
fax 301-315-0064
www.arganinc.com
May 7, 2009
Dear Fellow Argan, Inc. Stockholder:
You are cordially invited to attend our 2009 Annual Meeting of Stockholders to be held on Tuesday, June 23, 2009, at 11 a.m. local time at the offices of Allen & Company LLC located at 711 Fifth Avenue, 9th Floor, New York, New York 10022.
Enclosed herein are the Notice of Annual Meeting of Stockholders, the Proxy Statement, the Annual Report on Form 10-K for the fiscal year ended January 31, 2009 and a proxy card from the Board of Directors of Argan, Inc. The matters to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
Please use this opportunity to take part in our business by voting on the matters to come before this meeting in one of three ways: via Internet, telephone or mail. Instructions regarding Internet and telephone voting are included on the proxy card. If you chose to submit a proxy by mail, please complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope before the meeting so that your shares will be represented at the meeting. Voting by returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person.
As described in the enclosed materials, the Company’s Board of Directors has approved the matters included in these proposals, and believes that they are fair to, and in the best interests of, the Company’s stockholders. The Board of Directors recommends a vote “FOR” each of the proposals being presented to the stockholders.
I look forward to meeting you on June 23.

Very truly yours,

/s/ Rainer H. Bosselmann Rainer H. Bosselmann Chief Executive Officer
If you plan to attend the 2009 Annual Meeting on June 23, 2009, as a courtesy to the building management at 711 Fifth Avenue, we request that you call, fax or email your intentions so that we can notify the front desk of your attendance. Please notify Sherolyn Nanson by phone at 301-315-0027, by fax at 301-315-0064, or by email at ssnanson@arganinc.com.

Argan, Inc.
One Church Street, Suite 201
Rockville, Maryland 20850
Notice of
Annual Meeting of Stockholders
To Be Held Tuesday, June 23, 2009
To Our Stockholders:
Our 2009 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on June 23, 2009 at 11:00 a.m., local time, at the offices of Allen & Company LLC located at 711 Fifth Avenue, 9th Floor, New York, New York 10022.
At the Annual Meeting you will be asked to consider and vote upon the following matters:
1. The election of eight directors to our Board of Directors, each to serve until our 2010 Annual Meeting of Stockholders and until his/her successor has been elected and qualified or until his/her earlier resignation, death or removal.
2. The ratification of the appointment of Grant Thornton LLP as our independent registered public accountants for the fiscal year ending January 31, 2010.
3. To transact any other business that may properly come before the 2009 Annual Meeting of Stockholders or any adjournment or postponement of the meeting.
These items of business are more fully described in the attached Proxy Statement. Only stockholders of record at the close of business on April 27, 2009 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.
Your vote is important. Whether or not you plan to attend the Annual Meeting in person, please cast your vote via either the Internet, telephone or mail before the Annual Meeting so that your shares will be represented at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Arthur F. Trudel Arthur F. Trudel Corporate Secretary
Rockville, Maryland
May 7, 2009

Argan, Inc.
One Church Street, Suite 201
Rockville, Maryland 20850
Proxy Statement
May 7, 2009
The accompanying proxy is solicited on behalf of the Board of Directors of Argan, Inc., a Delaware corporation (referred to herein as “Argan” or the “Company”), for use at the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 23, 2009, at 11:00 a.m., local time, at the offices of Allen & Company LLC located at 711 Fifth Avenue, 9th Floor, New York, New York 10022. This Proxy Statement and the accompanying proxy card are being mailed starting on or about May 7, 2009 to stockholders of record on April 27, 2009. Our Annual Report on Form 10-K for the fiscal year ended January 31, 2009 is enclosed with this Proxy Statement.
At the Annual Meeting, stockholders will be asked to consider and vote upon two proposals: (1) the election of eight directors to serve until the 2010 Annual Meeting of Stockholders (the “Election of Directors”) and (2) the ratification of the appointment of the Company’s independent registered public accountants (the “Ratification of Accountants”).
If a proxy is properly executed and returned to the Company via either the Internet, telephone or mail in time for the Annual Meeting and is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified therein for the matters listed on the proxy card. Unless the proxy specifies that it is to be voted against or is an abstention on a listed matter, proxies will be voted “FOR” each of the two proposals set forth above and otherwise in the discretion of the proxy holders as to any other matter that may come before the Annual Meeting.
INFORMATION CONCERNING VOTING AND PROXY SOLICITATION
Voting
Each stockholder is entitled to one vote for each share of Argan, Inc. common stock (“Common Stock”) that the stockholder owns as of April 27, 2009 with respect to all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.
Record Date
Only stockholders of record at the close of business (5:00 p.m. Eastern Daylight Time) on April 27, 2009 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Stockholders of record will be entitled to one vote for each share of Common Stock held. For information regarding holders of more than 5% of the outstanding Common Stock, see “Principal Stockholders.”
Outstanding Shares
At the close of business on the Record Date, there were 13,449,618 shares of Common Stock outstanding. The closing price of our Common Stock on the Record Date, as reported by NYSE Amex, was $13.26 per share.

Quorum; Effect of Abstentions and “Broker Non-Votes”
A majority of the shares of Common Stock outstanding on the Record Date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.
If stockholders indicate on their proxy card that they wish to abstain from voting, including brokers holding their customers’ shares of record who cause abstentions to be recorded, these shares are considered present and entitled to vote at the Annual Meeting. These shares will count toward determining whether or not a quorum is present. However, these shares will not be taken into account in determining the outcome of any of the proposals.
If a stockholder does not give a proxy to his/her broker with instructions as to how to vote the shares, the broker has authority under New York Stock Exchange rules to vote those shares for or against “routine” matters, such as the election of directors to our Board and the ratification of Grant Thornton LLP as our independent registered public accountants. Brokers cannot vote on their customers’ behalf on “non-routine” proposals. These rules apply to us notwithstanding the fact that shares of our Common Stock are traded on the NYSE Amex market. If a broker votes shares that are unvoted by its customers for or against “routine” proposals, these shares are counted for the purpose of establishing a quorum and will also be counted for the purpose of determining the outcome of such “routine” proposals. If a broker chooses to leave these shares unvoted, even on “routine” proposals, they will be counted for the purpose of establishing a quorum, but not for determining the outcome of any of the proposals.
Voting Rights; Required Vote
Holders of Common Stock are entitled to one vote for each share held as of the Record Date. The effect of abstentions (i.e. if you or your broker mark “ABSTAIN” on a proxy card) and broker non-votes on the counting of votes for each proposal is described below. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker holding shares in street name for the beneficial owner thereof does not receive voting instructions from the beneficial owner, and (2) the broker lacks discretionary authority to vote the shares. Banks and brokers cannot vote on their clients’ behalf on “non-routine” proposals. For the purpose of determining whether stockholders have approved a matter, abstentions are treated as shares present or represented and voting. Broker non-votes are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved a matter, though they are counted toward the presence of a quorum as discussed above.
The votes required to approve each proposal are as follows:
• Election of Directors. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors. Abstentions and broker non-votes are not taken into account in determining the outcome of the election of directors.
• Ratification of Accountants. Approval of this proposal requires the affirmative vote by holders of at least a majority of the shares of Common Stock who attend the Annual Meeting in person, or are represented at the Annual Meeting by proxy. Abstentions will have the effect of a vote against this proposal, while broker non-votes will not be taken into account in determining the outcome of the vote on this proposal.
Accordingly, abstentions, broker non-votes or the failure to either return a proxy or to attend the Annual Meeting will be deemed to be the related stockholder not voting on the Election of Directors and the Ratification of Accountants.
The Named Executive Officers and the Directors of the Company will vote the shares of Common Stock beneficially owned or controlled by them (representing approximately 30.75% of the shares of Common Stock issued and outstanding as of January 31, 2009) in favor of each of the proposals discussed above.

You may revoke your proxy at any time before it is voted by delivering written notice of revocation to the Corporate Secretary at Argan, Inc., One Church Street, Suite 201, Rockville, Maryland 20850, by executing and delivering a subsequently dated proxy, or by attending the Annual Meeting and voting in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors with respect to the proposals described herein.
A quorum of stockholders is necessary to take action at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock of the Company entitled to vote at the meeting will constitute a quorum. Votes cast by proxy or in person at the meeting will be tabulated by the inspector of elections appointed for the Annual Meeting and will be counted as present for purposes of determining whether a quorum is present. The inspector of elections will treat broker non-votes as present and entitled to vote for purposes of determining whether a quorum is present.
Voting of Proxies
If you complete and return a proxy pursuant to the appropriate instructions, it will be voted in accordance with the specifications made on the proxy card. If no specification is made on a submitted proxy, the shares represented by the proxy will be voted “FOR” each proposal, including “FOR” the election to the Board of each of the nominees named on the proxy card, and “FOR” any other matter that may be properly brought before the Annual Meeting. If you attend the Annual Meeting, you may also vote in person, and any previously submitted votes will be superseded by the vote you cast in person at the Annual Meeting.
Adjournment of Meeting
If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit solicitation of proxies. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting.
Expenses of Soliciting Proxies
The expenses of solicitation, including the cost of printing and mailing, will be paid by the Company. After the original mailing of the proxy materials, we and/or our agents may also solicit proxies by mail, telephone, telegraph, facsimile, e-mail or in person. After the original mailing of the proxy cards and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our Common Stock forward copies of the proxy cards and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. The Company may reimburse brokers, nominees and other fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners.
Revocability of Proxies
Any person submitting a proxy via either the Internet, telephone or mail has the power to revoke it at any time before it is voted. A proxy may be revoked by submitting a properly completed proxy with a later date, by delivering a written notice of revocation to Continental Stock Transfer & Trust Company (our stock transfer agent) at 17 Battery Place, New York, New York 10004 or to the Corporate Secretary at Argan, Inc., One Church Street, Suite 201, Rockville, Maryland 20850, or by attending the Annual Meeting and voting in person. The mere presence at the Annual Meeting of a stockholder who has previously appointed a proxy will not revoke the appointment. Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming the stockholder’s beneficial ownership of the Common Stock and that the broker, bank or other nominee is not voting the shares at the Annual Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
The directors of the Company are elected annually and hold office until the next annual meeting of stockholders and until their successors have been elected and shall have been qualified. Vacancies and newly-created directorships resulting from any increase in the number of authorized directors may be filled by a majority vote of the directors then in office.
At the Annual Meeting, stockholders of the Company are being asked to elect eight directors, all of whom currently serve in that capacity. Unless a stockholder withholds authority, the holders of proxies representing shares of Common Stock will vote “FOR” the election of each of the nominees listed below.
Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to or for good cause will not serve as a director. However, if a nominee shall be unavailable for any reason, then the proxies may be voted for the election of such person as may be recommended by the Board of Directors.
Directors/Nominees
The names of the nominees, their ages as of April 30, 2009, and certain information about them are set forth below:

Name	Age	Position
Rainer H. Bosselmann	66	Chairman of the Board
Henry A. Crumpton	52	Director
Cynthia A. Flanders	54	Director
DeSoto S. Jordan	64	Director
William F. Leimkuhler	57	Director
Daniel A. Levinson	48	Director
W.G. Champion Mitchell	62	Director
James W. Quinn	51	Director
Rainer H. Bosselmann. Mr. Bosselmann has been a Director and Chairman of the Board of Directors since May 2003 and Chief Executive Officer since October 2003. Mr. Bosselmann was a Director and Vice Chairman of the Board from January 2003 to May 2003. Mr. Bosselmann was Chairman of the Board, Chief Executive Officer and a Director of Arguss Communications, Inc. (“Arguss”), a telecommunications infrastructure company listed on the New York Stock Exchange, from 1996 through 2002 and President of Arguss from 1997 through 2002. Since 1996, Mr. Bosselmann has served as a principal with Holding Capital Group, Inc., a firm engaged in mid-market acquisitions and investments. From 1991 through 1995, Mr. Bosselmann served as Vice Chairman of the Board and President of Jupiter National, Inc. (“Jupiter National”), a business development company listed on the American Stock Exchange. Mr. Bosselmann currently serves as a director of Midasco LLC and The Roberts Company which are companies controlled by Main Street Resources.
Henry A. Crumpton. Ambassador Crumpton has been a Director of the Company since February 2008. Ambassador Crumpton has been President of the Crumpton Group since February 2007. He was Ambassador-at-Large for Counterterrorism at the United States Department of State from August 2005 to February 2007. Ambassador Crumpton was Chief of the National Resources Division at the Central Intelligence Agency from 2003 to August 2005.

Cynthia A. Flanders. Ms. Flanders was appointed to the Board of Directors in April 2009. Ms. Flanders held a series of positions of increasing responsibility with Bank of America and its predecessor organizations (the “Bank”) from 1975 through February 2009. Most recently, she served as the Global Commercial Banking Executive for the Bank’s Mid-Atlantic region overseeing eight commercial banking markets and over 80 client teams delivering a full array of financial services to over 6,000 small, middle market and micro cap clients in South/Central New Jersey, Pennsylvania, Delaware, Maryland, Virginia and the District of Columbia. From 2000 to 2008, as a Commercial Market Executive, Ms. Flanders led twelve client management teams covering middle market clients and prospects throughout Maryland and the Washington, DC metropolitan area. In addition to spending over 20 years in commercial banking, Ms. Flanders also worked in the consumer banking, operations and finance organizations of the Bank. She is an NASD Registered Principal with various securities licenses.
DeSoto S. Jordan. Mr. Jordan has been a Director of the Company since May 2003. Mr. Jordan has been Chairman of Afton Holdings, LLC, a private equity firm, since 2000. Mr. Jordan was a co-founder of Perot Systems Corporation and served as an officer from 1988 to 1999 and as a Director since February 2004. Mr. Jordan was a Director of Arguss from 1999 through 2002.
William F. Leimkuhler. Mr. Leimkuhler has been a Director since June 2007. He has been General Counsel and Director of Business Development of Paice Corporation, a privately held developer of hybrid electric powertrains, since 1999. From 1994 through 1999, he held various positions with Allen & Company LLC, a New York investment banking firm, initially serving as the firm’s General Counsel. Prior to that, Mr. Leimkuhler was a corporate partner with the New York law firm of Werbel & Carnelutti (now Heller Ehrman White & McAuliffe). Mr. Leimkuhler is a Director of Speedus Corp. (NASDAQ: SPDE), Integral Systems, Inc. (NASDAQ: ISYS) and U.S. Neurosurgical, Inc. (OTCBB: USNU), and also serves on the Board of a number of privately held companies.
Daniel A. Levinson. Mr. Levinson has been a Director of the Company since May 2003. In 1997, Mr. Levinson founded Main Street Resources, a niche sponsor of private equity transactions, and has been its managing partner. Since 1998, Mr. Levinson has been President of MSR Advisors, Inc. From 1988 to 1997, Mr. Levinson was one of the principals of Holding Capital Group. Mr. Levinson was also a Director of Arguss from 2000 through 2002.
W.G. Champion Mitchell. Mr. Mitchell has been a Director of the Company since October 2003. From January 2003 until June 2008, Mr. Mitchell was Chairman of the Board and Chief Executive Officer of Network Solutions, Inc. which is engaged in the creation, marketing and management of digital identity and web presence products. From August 2001 to 2003, Mr. Mitchell was Executive Vice President and General Manager, Mass Markets Division, of VeriSign Inc. which is a provider of critical Internet infrastructure services. From May 1999 to March 2000, Mr. Mitchell was Chairman, President and Chief Executive Officer of Convergence Equipment Company, a telephony switch manufacturer.
James W. Quinn. Mr. Quinn has been a Director of the Company since May 2003. Mr. Quinn is currently a Managing Director of Allen & Company LLC, an investment banking firm. Since 1982, Mr. Quinn has served in various capacities at Allen & Company LLC and its affiliates, including head of the Corporate Syndicate Department and Chief Financial Officer. Mr. Quinn served as a Director of Arguss from 1999 through 2002.
Composition of Board of Directors
The number of directors which shall constitute the whole Board of Directors shall be not less than four nor more than ten. The eight current directors will stand for re-election at the Annual Meeting as described in this Proxy Statement. Ms. Flanders joined the Board of Directors in April 2009.
Board of Directors Meetings and Committees
During the fiscal year ended January 31, 2009, the Board of Directors met four (4) times, including telephone conference meetings, and acted by unanimous written consent on four (4) other occasions. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings held by all committees of the Board on which the director served during the fiscal year except Ambassador Crumpton who attended 71% of the applicable meetings.

The Board has four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee, and the Nominating Committee. The functions of each of these committees and their members are specified below. The latter three committees operate under written charters approved by the Board of Directors, which are available on our website at www.arganinc.com.
The Board of Directors has an Executive Committee comprised of Messrs. Bosselmann (who is the chairman of this committee), Jordan and Levinson. The Executive Committee, which held no meetings during fiscal year ended January 31, 2009, is authorized to exercise the general powers of the Board of Directors managing the business and affairs of the Company between meetings.
The members of the other three committees are identified in the following table.

	Audit	Compensation	Nominating
Director	Committee	Committee	Committee

Henry A. Crumpton	Member
Cynthia A. Flanders
DeSoto S. Jordan	Member	Chairman	Member
William F. Leimkuhler	Chairman	Member
Daniel A. Levinson
W.G. Champion Mitchell			Member
James W. Quinn		Member	Chairman
The Board has determined that the following members of the Board are independent directors, as such term is defined in Section 803 of the NYSE Amex Company Guide: Messrs. Jordan, Leimkuhler, Mitchell, Ambassador Crumpton and Ms. Flanders. The independent directors may meet from time to time in executive session without the other members.
Audit Committee. During the fiscal year ended January 31, 2009, the Audit Committee met six (6) times, including telephone conference meetings. The written charter of the Audit Committee was adopted in October 2003. The members of the Audit Committe are all independent directors under applicable SEC and stock exchange rules. In addition, the Board of Directors has determined that at least one of the independent directors serving on the Audit Committee, Mr. Leimkuhler, is an audit committee financial expert, as that term has been defined by SEC rules.
The Audit Committee assists the full Board of Directors in its oversight of our financial accounting, reporting and internal controls by meeting with members of management and our independent registered public accountants. The Audit Committee has the responsibility to review our annual audited financial statements, and meets with management and the independent accountants at the end of each quarter to review the quarterly financial results. In addition, this group considers and approves the employment of, and approves the fee arrangements with, independent accountants for audit and other functions. The Audit Committee reviews our accounting policies and internal controls.
Compensation Committee. During the fiscal year ended January 31, 2009, the Compensation Committee held multiple telephone discussions, primarily to review the performance of the Company’s Chief Executive and Chief Financial Officers. Two members of the Compensation Committe are independent directors under applicable stock exchange rules. No member of the Compensation Committee was an officer or employee of the Company during the fiscal year ended January 31, 2009. The written charter for the Compensation Committee was adopted in April 2004.

The Compensation Committee is responsible for implementing and reviewing executive compensation plans, policies and programs in an effort to ensure the attraction and retention of executive officers in a reasonable and cost-effective manner, to motivate their performance in the achievement of the Company’s business objectives and to align the interests of executive officers with the long-term interests of the Company’s stockholders. To that end, it is the responsibility of the Compensation Committee to develop and approve periodically a general compensation policy and salary structure for executive officers of the Company which considers business and financial objectives, industry and market pay practices and/or such other information as may be deemed appropriate. It is the responsibility of the Compensation Committee to review and recommend for approval by the independent directors of the full Board of Directors the compensation (salary, bonus and other compensation) of the Chief Executive Officer of the Company, to review and approve the compensation (salary, bonus and other compensation) of the other executive officers of the Company, and to review and approve perquisites offered to executive officers of the Company. This group shall also review and approve corporate goals and objectives relevant to the compensation of executive officers of the Company, evaluate performance in light of the goals and objectives, and review and approve all employment, retention and severance agreements for executive officers of the Company. The Compensation Committee acts on behalf of the Board of Directors in administering compensation plans approved by the Board and/or the stockholders of the Company (including the Company’s 2001 Stock Option Plan) in a manner consistent with the terms of such plans, reviews and makes recommendations to the Board of Directors with respect to new compensation, incentive and equity-based plans, and reviews and make recommendations to the Board on changes in major benefit programs for executive officers of the Company. The Compensation Committee also reviews the management succession program for the Chief Executive Officer and selected executive officers of the Company.
Nominating Committee. The written charter of the Nominating Committee was adopted in April 2004. The Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors, and recommending to the Board of Directors the persons to be nominated by the Board for election as directors at the annual meeting of stockholders and the persons to be elected by the Board of Directors to fill any vacancies on the Board. Each member of the Nominating Committee participated in the evaluation processes which resulted in its recommendations to the Board of Directors that Ambassador Crumpton and Ms. Flanders be appointed. Both of these new Directors were recommended to the Nominating Committee by Mr. Bosselmann, the Chairman of the Board of Directors and Chief Executive Officer.
Directors are not required to meet any specific or minimum qualifications. The Nominating Committee does, however, use certain selection criteria as a guide in its selection process including the following: (i) nominees should have a reputation for integrity, honesty and adherence to high ethical standards; (ii) nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company; (iii) nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board of Directors and its committees; (iv) nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders; (v) nominees should not have, or appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director; and (iv) nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Nominating Committee is also responsible for reviewing with the Board of Directors, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.
The Nominating Committee will consider nominees for the Board of Directors recommended by stockholders. Nominations by stockholders must be in writing, must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years, and a representation that the nominating stockholder is a beneficial or record owner of the Company’s common stock. Nominations must be delivered to the following address:
Nominating Committee
Argan, Inc.
c/o Corporate Secretary
One Church Street, Suite 201
Rockville, Maryland 20850
Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as director if elected. The Nominating Committee is required to review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by stockholders), as well as the overall composition of the Board of Directors.

Director Attendance at the Annual Meeting
Although the Company does not have a formal policy with respect to the attendance of members of our Board of Directors at annual meetings, the Company strongly encourages directors to attend the annual meeting. All but one of our directors attended last year’s annual meeting, and we expect that all of our directors will attend this year’s Annual Meeting.
Compensation of Directors
Each non-employee director of the Company receives an annual fee of $20,000, plus $300 for each formal meeting attended. Members of the Audit Committee receive an additional annual fee of $5,000. Directors are reimbursed for reasonable expenses actually incurred in connection with attending each formal meeting of the Board of Directors or any committee thereof. Directors are also eligible for the award of options to purchase shares of our Common Stock.
The following table summarizes the fees and other compensation earned by non-employee members of our Board of Directors during the fiscal years ended January 31, 2009 and 2008:

			Stock
	Fiscal		Option	All Other	Total
Name	Year	Fees	Awards(1)	Compensation	Compensation

Henry A. Crumpton(2)	2009	$25,250	$93,398	$—	$118,648
	2008	—	—	—	—

DeSoto S. Jordan	2009	$27,100	$—	$—	$27,100
	2008	5,800	—	—	5,800

Daniel A. Levinson	2009	$20,900	$—	$—	$20,900
	2008	2,475	—	—	2,475

William F. Leimkuhler	2009	$27,700	$26,048	$—	$53,748
	2008	18,750	42,352	—	61,102

W.G. Champion Mitchell	2009	$24,300	$—	$—	$24,300
	2008	4,300	—	—	4,300

James W. Quinn	2009	$21,200	$—	$—	$21,200
	2008	5,200	—	—	5,200

Cynthia A. Flanders(3)	2009	$—	$—	$—	$—
	2008	—	—	—	—

(1)
Amounts represent the dollar amounts recognized for financial statement reporting purposes with respect to the applicable fiscal year in accordance with Financial Accounting Standard No. 123R, “Share-Based Payments.”

(2)	Ambassador Crumpton was appointed to the Board of Directors in February 2008.

(3)	Ms. Flanders was appointed to the Board of Directors in April 2009.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINATED DIRECTOR.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
The Audit Committee of our Board of Directors has selected Grant Thornton LLP (“Grant Thornton”) as the independent registered public accountants to perform the audit of our consolidated financial statements for our fiscal year ending January 31, 2010, and our stockholders are being asked to ratify the Audit Committee’s selection. Grant Thornton has served as our independent registered public accountants since May 2006. Representatives of the accounting firm are not expected to be present at the Annual Meeting.
Fees
The following table below presents estimated and billed fees for professional services rendered to us by Grant Thornton for work performed during and related to the fiscal years ended January 31, 2009 and 2008.

	2009	2008
Audit Fees	$657,000	$395,000
Audit-Related Fees	—	—
Tax Fees	5,000	52,000
All Other Fees	—	—

Total Fees	$662,000	$447,000

Audit Fees. This category consists of fees billed for professional services rendered for audits of our annual consolidated financial statements, for reviews of quarterly condensed consolidated financial statements, for the audit of our system of internal control and other consultation related to compliance with Section 404 of the Sarbanes-Oxley Act, for the review of registration statements and other documents filed with the SEC and for other accounting consultation.
Audit-Related Fees. This category includes fees billed for assurance and related services provided by Grant Thornton that are reasonably related to the performance of the audits and that are not reported in Audit Fees.
Tax Fees. This category consists of fees billed for professional services provided in the areas of tax compliance, tax advice and tax planning.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee of the Board of Directors has established a policy requiring the advance approval of any non-audit services to be performed by our independent registered public accountants or any other accounting or audit firm. Occasionally, the Audit Committee Chairman pre-approves certain non-audit related fees and the entire Audit Committee ratifies the Chairman’s pre-approval in a subsequent Audit Committee meeting in accordance with SEC requirements. For the fiscal year ended January 31, 2009, the Audit Committee followed these guidelines in approving all services rendered by accounting and audit firms.
THE BOARD RECOMMENDS A VOTE “FOR”
RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors of the Company is composed of three independent directors. The Audit Committee adopted a written charter, a copy of which can be found on the Company website at www.arganinc.com. The Board of Directors has made a determination that the members of the Audit Committee satisfy the independence and other requirements of applicable NYSE Amex and SEC rules. The Board of Directors has also made the determination that at least one member of the Audit Committee is a “financial expert” as that term is defined in applicable SEC rules.
The responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee, which was adopted by the Board of Directors of the Company in October 2003. The Audit Committee is responsible for, among other things, appointing, establishing the compensation for, supervising and, where appropriate, replacing the Company’s independent public accountants; considering the qualifications and independence of the Company’s independent accountants; approving all audit and non-audit services provided by the Company’s independent public accountants; and reviewing and discussing with Company management and the Company’s independent public accountants the Company’s financial statements. The Company’s independent public accountants are required to report directly to the Audit Committee. The Audit Committee also reviews the Company’s accounting policies, internal control procedures and systems and compliance activities and also reviews the Charter of the Audit Committee.
The following is a report on the Audit Committee’s activities relating to the fiscal year ended January 31, 2009.
Review of Audited Financial Statements
The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements as of January 31, 2009 and for the year then ended with the management of the Company and with Grant Thornton LLP, the Company’s independent registered public accountants. The Audit Committee also reviewed and discussed the assessment and the audit of the Company’s system of internal control over financial reporting as of January 31, 2009 conducted by the Company’s management and by Grant Thornton LLP, respectively.
Review of Other Matters with the Independent Registered Public Accountants
The Audit Committee has also discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received from Grant Thornton LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Grant Thornton LLP matters relating to the firm’s independence from the Company.
Recommendation That Financial Statements Be Included in the Annual Report
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements described above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009 for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee of the Board of Directors:
William F. Leimkuhler (Chairman, Audit Committee)
Henry A. Crumpton (Member, Audit Committee)
DeSoto S. Jordan (Member, Audit Committee)

PRINCIPAL STOCKHOLDERS
The following table shows the amount of our Common Stock beneficially owned as of January 31, 2009, by (i) each director, (ii) each executive officer named in the Summary Compensation Table below, (iii) all directors and executive officers as a group, and (iv) each person who, to our knowledge, owns beneficially more than five percent (5%) of our Common Stock. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power. As of January 31, 2009, we had 13,434,451 outstanding shares of Common Stock. Unless otherwise noted in the footnotes below, the address for each of the individuals listed in the table below is c/o Argan, Inc., One Church Street, Suite 201, Rockville, Maryland 20850.

	Shares	Beneficial
	Beneficially	Ownership
Name and Address	Owned (1)	Percentage (1)

William F. Griffin, Jr.	1,151,102	8.57%

MSR Advisors, Inc. (2)	1,366,270	10.14%

Daniel A. Levinson (3)	1,384,270	10.26%

Joel M. Canino	935,689	6.96%

Rainer H. Bosselmann (4)	412,560	3.04%

Arthur F. Trudel (5)	160,000	1.18%

James W. Quinn (6)	94,570	*

DeSoto S. Jordan (7)	15,000	*

W.G. Champion Mitchell (7)	15,000	*

William F. Leimkuhler (7)	15,000	*

Henry A. Crumpton (7)	15,000	*

Cynthia A. Flanders	—	—

Officers and Directors as a Group (11 Persons) (8)	4,198,191	30.75%

Brown Advisory Holdings Incorporated (9)	2,332,453	17.36%

Richard L. Scott (10)	1,750,000	13.03%

Ashford Capital Management, Inc. (11)	1,054,450	7.85%

*	Less than 1%.

(1)
Applicable percentage of ownership is based on 13,434,451 shares of Common Stock outstanding as of January 31, 2009, together with applicable options and warrants for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options and warrants that are currently exercisable or exercisable within 60 days of January 31, 2009 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Based upon a Schedule 13D/A filed with the Commission by MSR Advisors, Inc. and certain affiliates on January 4, 2007. The filing reports 1,320,270 shares of Common Stock and warrants to purchase 50,000 shares of Common Stock beneficially owned (warrants to purchase 4,000 shares were subsequently exercised) in the aggregate by MSR Advisors, Inc., a Connecticut corporation (“MSRA”); MSR I SBIC Partners, LLC, a Connecticut limited liability company (“MSRI Partners”); MSR I SBIC, L.P., a Delaware limited partnership (“MSRI LP”); MSR Fund II L.P., a Delaware limited partnership (“MSRII LP”); and MSR Fund II GP, LLC, a Delaware limited liability company (“MSRII GP”). Of such shares, MSRA has sole voting and dispositive power with respect to the 46,000 shares subject to the warrants and shared voting and dispositive power with respect to 1,320,270 shares; MSRI LP has sole voting and dispositive power with respect to 879,730 shares; MSRI Partners has shared voting and dispositive power with respect to 879,730 shares; MSRII LP has sole voting and dispositive power with respect to 440,540 shares; and MSRII GP has shared voting and dispositive power with respect to 440,540 shares. MSRA is the manager of MSRI Partners and MSRII GP, and investment advisor to MSRI LP and MSRII LP. The business address of MSRA, MSRI Partners, MSRI LP, MSRII LP, and MSRII GP is 8 Wright Street, Westport, Connecticut 06880. Each of MSRA, MSRI Partners, MSRI LP, MSRII LP, and MSRII GP (each an “MSRA Person”) disclaims beneficial ownership of all shares and warrants of the Company beneficially owned by the other MSRA Persons, except to the extent such person has sole voting and dispositive power with respect to such securities.

(3)
Includes options to purchase 15,000 shares of Common Stock held by Mr. Levinson, all of which are fully vested. Includes 1,320,270 shares and warrants to purchase 46,000 shares beneficially owned (in the aggregate) by the MSRA Persons. Includes 3,000 shares owned directly by Tri-Lev LLC, a Connecticut limited liability company (“Tri-Lev”). Mr. Levinson, a Director of the Company, is the President and sole shareholder of MSRA, and is the Managing Member of MSRI Partners, MSRII GP and Tri-Lev. MSRI Partners and MSRII GP are the General Partners of MSRI LP and MSRII LP, respectively. The business address of Mr. Levinson and Tri-Lev is 8 Wright Street, Westport, Connecticut 06880. Mr. Levinson disclaims beneficial ownership of all shares and warrants of the Company beneficially owned by the MSRA Persons.

(4)
Includes 238,710 shares owned by Mr. Bosselmann, 23,850 shares owned by Mr. Bosselmann’s wife (of which Mr. Bosselmann disclaims beneficial ownership), and options to purchase 90,000 shares of Common Stock and warrants to purchase 60,000 shares of Common Stock, all of which are held by Mr. Bosselmann and are fully vested.

(5)	Includes 10,000 shares of Common Stock owned by Mr. Trudel and options to purchase 90,000 shares of Common Stock and warrants to purchase 60,000 shares held by Mr. Trudel, all which are fully vested.

(6)
Includes options to purchase 15,000 shares of Common Stock held by Mr. Quinn, all of which are fully vested. Does not include 531,183 shares of Common Stock held by Allen & Company LLC and affiliates. Mr. Quinn disclaims beneficial ownership of the shares held by Allen & Company LLC and affiliates.

(7)	In each case, includes options to purchase 15,000 shares of Common Stock, all of which are fully vested.

(8)
Includes options to purchase 90,000 shares of Common Stock and warrants to purchase 60,000 shares of Common Stock held by Mr. Bosselmann, options to purchase 90,000 shares of Common Stock and warrants to purchase 60,000 shares of Common Stock held by Mr. Trudel, warrants to purchase 46,000 shares of Common Stock held by MSRA (of which Mr. Levinson is President), and options to purchase 90,000 shares of Common Stock held by certain Directors of the Company.

(9)
Based upon a Schedule 13G/A filed with the Commission by Brown Advisory Holdings Incorporated (“BAHI”) as of December 31, 2008. The filing reports 2,332,453 shares of Common Stock beneficially owned by BAHI, a Maryland corporation. BAHI has no voting power with respect to the shares, sole dispositive power with respect to 2,650 shares, and shared dispositive power with respect to 2,329,803 shares. The address for BAHI is 901 South Bond Street, Suite 400, Baltimore, Maryland 21231.

(10)
Excludes options to purchase an aggregate of 200,000 shares of Common Stock from Messrs. Griffin and Canino. Options to purchase 200,000 shares are exercisable at a purchase price of $15.00 per share and expire in October 2009. The address for Mr. Scott is c/o Jeffrey S. Buschman, Esq., Boult Cummings Connors & Berry, PLC, 1600 Division Street, Suite 700, Nashville, Tennessee 37203.

(11)
Based upon a Schedule 13G filed with the Commission by Ashford Capital Management, Inc. (“Ashford”) on February 14, 2009. The filing reports 1,054,450 shares of Common Stock beneficially owned by Ashford, a Delaware corporation. Ashford has sole voting and dispositive powers with respect to the shares. The address for Ashford is P.O. Box 4172, Wilmington, Delaware 19807.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth the total amount of compensation paid to or earned by the “Named Executive Officers” for services in all capacities for the fiscal years ended January 31, 2009 and 2008. The Company’s Named Executive Officers included the Chief Executive Officer, the Chief Financial Officer and the Vice Chairmen of Gemma Power Systems.

				Stock
Name and Principal	Fiscal	Salary	Bonus	Option	All Other	Total
Position	Year	Earned	Earned	Awards(1)	Compensation(2)	Compensation

Rainer H. Bosselmann	2009	$200,000	$175,000	$256,359	$1,200	$632,559
Chief Executive Officer	2008	200,000	175,000	—	1,200	376,200

Arthur F. Trudel	2009	$200,000	$150,000	$256,359	$1,920	$608,279
Senior Vice President,	2008	200,000	150,000	—	1,600	351,600
Chief Financial Officer and Corporate Secretary

Joel M. Canino	2009	$560,000	$1,000,000	$—	$—	$1,560,000
Vice Chairman, Gemma	2008	560,000	500,000	—	—	1,060,000
Power Systems

William F. Griffin, Jr.	2009	$680,000	$1,000,000	$—	$—	$1,680,000
Vice Chairman and Chief	2008	680,000	500,000	—	—	1,180,000
Executive Officer, Gemma Power Systems

(1)
Amounts represent the dollar amounts recognized for financial statement reporting purposes with respect to the applicable fiscal year in accordance with Financial Accounting Standard No. 123R, “Share-Based Payments.”

(2)	Amounts represent matching contributions made pursuant to the Company’s 401(k) plan.
Executive Officers Who Are Not Directors
Mr. Trudel, age 59, has been Secretary of the Company since April 2006, Senior Vice President and Chief Financial Officer of the Company since May 2003 and a corporate officer of the Company since January 2003. From 1997 to 2002, Mr. Trudel served as Chief Financial Officer of Arguss Communications, Inc. From 1988 to 1997, Mr. Trudel was Senior Vice President and Chief Financial Officer of JHM Capital Corporation.
Mr. Canino was Vice Chairman, Gemma Power Systems (“GPS”, wholly-owned by Argan, Inc.), from December 2006 until his death in March 2009. He was 69 years old. From March 1997 to December 2006, he was a fifty (50) percent owner and a senior executive officer of GPS.
Mr. Griffin, age 54, has been Vice Chairman of GPS since November 1, 2007 and Chief Executive Officer of GPS since September 3, 2008. From September 3, 2008 to January 2, 2009, he was also President of GPS. From December 6, 2006 to November 1, 2007, he was Chief Executive Officer of GPS. From March 1997 to December 2006, he was a fifty (50) percent owner and a senior executive officer of GPS.

Summary of Employment Arrangements
Rainer H. Bosselmann and Arthur F. Trudel. On January 3, 2005, the Company entered into substantially similar employment agreements with (i) Rainer H. Bosselmann as its Chief Executive Officer, and (ii) Arthur F. Trudel as its Senior Vice President, Chief Financial Officer and Corporate Secretary (each, an “Executive”). Pursuant to the employment agreements, the Company agreed to employ each Executive for an initial term of one year, which term automatically renews for successive one year periods unless the Company or the Executive provides at least 90 days prior written notice of its or his election not to renew. Currently, the employment term anniversary date is January 3 for both Mr. Bosselmann and Mr. Trudel. The agreements provide for each Executive to receive during the employment period an annual base salary of $150,000, subject to increase (but may not be reduced) from time to time in such amounts as the Company, in its reasonable discretion, deems to be appropriate, and an annual bonus in the discretion of the Board of Directors of the Company, subject to the satisfaction of reasonable performance criteria established for the Executive with respect to such year. During the fiscal year ended January 31, 2007, the annual base salary for each Executive was increased to $200,000. The agreements further provide that each Executive may participate in any stock option, incentive and similar plans established by the Company and shall be granted stock options and other benefits similar to options and benefits granted to other executives, subject in all cases to the satisfaction by the Executive of the terms and conditions of such plans and to the reasonable exercise by the Board of any discretion granted to it or them thereunder.
In addition, under the employment agreements, in the event that an Executive’s employment is terminated for any of the reasons specified below or there occurs a “change in control”, the Executive will receive as severance pay in a single lump sum payment, an amount equal to twenty-four (24) months of his base salary within thirty (30) days after the Executive’s termination of employment or change of control, as the case may be, based on twelve (12) times the Executive’s final full month salary at the date the Executive’s employment ceases or at the date of the change in control, as the case may be, without reduction or offset for any other monies which the Executive may thereafter earn or be paid. The reasons which cause severance pay to be paid to an Executive include:
(i)
termination by the Executive because of a material diminution of the Executive’s duties, authority or responsibility, or a material impairment by action of the Company of his ability to perform his duties and responsibilities, regardless of whether such diminution is accompanied by a change in the Executive’s title with the Company;

(ii)
termination by the Executive because of a material breach by the Company of any provision of the employment agreement, which breach continues for a period of thirty (30) days after written notice of such breach is given by the Executive to the Company; and

(iii)	termination by the Company at any time without cause, including notice of non-renewal of the employment agreement.
Each Executive shall also be entitled for a period of twenty-four (24) months from the termination of his employment or a change in control, as the case may be, to the continuation of all benefits provided to the Executive, excluding sick and vacation time, subject to any applicable employee co-payments. If an Executive’s employment is terminated by the Company by reason of the Executive’s death, disability or “for cause” or voluntarily by the Executive for any reason other than as set forth in the preceding paragraph, the Company will not be obligated to make any payments to the Executive by reason of his cessation of employment other than such amounts, if any, of his base salary that have accrued and remain unpaid and such other amounts which may then otherwise be payable to the Executive from the Company’s benefit plans or reimbursement policies, if any.
Joel M. Canino and William F. Griffin, Jr. The Company entered into substantially similar employment agreements with Messrs Canino and Griffin (the “Gemma Executives”) in December 2006. As amended in February 2008, the agreements provided for Messrs Canino and Griffin to receive during the employment periods annual base salaries of $560,000 and $680,000, respectively. The agreements, as amended, extended the employment terms to June 7, 2009 and required the payment of a bonus to each Gemma Executive related to the fiscal year ended January 31, 2008 in the amount of $500,000. Pursuant to the amended agreements, each Gemma Executive also earned bonuses of $1 million for the fiscal year ended January 2009 as the Adjusted EBITDA of GPS (as defined in each original employment agreement) exceeded the required target of $25 million. Pursuant to amendments to the agreements executed on March 5, 2009, the Gemma Executives agreed to extend their employment terms until June 7, 2012. However, Mr. Canino passed away on March 13, 2009.
Under the agreement as amended in March 2009 and beginning in June 2009, the annual salary of Mr. Griffin will be $200,000. For each of the next three fiscal years, he will be eligible for an annual bonus with bonus amounts determined by the Board of Directors if the annual Adjusted EBITDA of GPS exceeds $20 million. Mr. Griffin shall also be eligible for additional bonus compensation for such special or extraordinary circumstances or occurances as determined by the Board of Directors. Mr. Griffin has the option to extend the employment term for an addional period of three years to June 7, 2015 by providing written notice at least three months prior to June 7, 2012. Subsequent to June 7, 2015, the employment term will automatically renew for successive one-year periods unless the Company or Mr. Griffin provides at least three months prior written notice of its or his election not to renew.

Under the employment agreement, as amended, in the event that Mr. Griffin’s employment is terminated by the Company for its convenience, or by Mr. Griffin for Good Reason (as defined in the employment agreement), he shall be entitled to continue to receive his salary for the remainder of the current employment term. Each Gemma Executive shall also be entitled to the continuation of all benefits provided to the Gemma Executive, excluding sick and vacation time, subject to any applicable employee co-payments for the period from the termination of his employment to the end of the current employment term.
If a Gemma Executive’s employment is terminated by reason of death, disability or “for cause” or voluntarily by the Gemma Executive for any reason other than as set forth in the paragraph above, the Company is not obligated to make any payments to the Gemma Executive by reason of his cessation of employment other than such amounts, if any, of his base salary that have accrued and remain unpaid and such other amounts which may then otherwise be payable to the Gemma Executive from the Company’s benefit plans or reimbursement policies, if any.
The original employment agreements required the Company to maintain key-man insurance policies on the life of each Gemma Executive in an amount not less than $5 million with Argan, Inc. named as the sole beneficiary. Pursuant to the amendment to the employment agreement dated March 5, 2009, the Company agreed to transfer ownership of the key-man insurance policy on the life of Mr. Canino to him.
Grants of Plan-Based Awards
The following table sets forth certain information relating to certain plan-based awards made to Named Executive Officers (identified in the Summary Compensation table above) during the fiscal year ended January 31, 2009. In each case presented in the table below, the award represents a nonqualified option to purchase Common Stock granted under the Company’s 2001 Stock Option Plan. Such options became exercisable on February 6, 2009. There were no stock options exercised by Named Executive Officers during the fiscal year ended January 31, 2009.

		Number of
		Shares		Grant Date
		Underlying the		Fair Value of
		Stock Option	Exercise	Stock Option
Name	Grant Date	Award	Price/Share	Award

Rainer H. Bosselmann	2/6/2008	40,000	$11.70	$259,200

Arthur F. Trudel	2/6/2008	40,000	$11.70	$259,200
Outstanding Equity Awards Table
The following table sets forth certain information concerning exercisable and unexercisable warrants and options to purchase shares of Common Stock that were held by our Named Executive Officers as of January 31, 2009. There are no outstanding Common Stock awards for either Mr. Canino or Mr. Griffin.

	Number of Securities
	Underlying Unexercised
	Warrants and Options		Exercise	Expiration
Name	Exercisable	Unexercisable(1)	Price/Share	Date

Rainer H. Bosselmann	60,000	—	$7.75	4/29/2013
	50,000	—	2.65	6/21/2016
	—	40,000	11.70	2/6/2018

Arthur F. Trudel	60,000	—	$7.75	4/29/2013
	50,000	—	2.15	4/20/2016
	—	40,000	11.70	2/6/2018

(1)	The options to purchase 40,000 shares of Common Stock each became exercisable on February 6, 2009.

Code of Ethics
The Company has established a Code of Ethics for Senior Officers that applies to the Chief Executive and Chief Financial Officers. The Code of Ethics embodies the Company’s commitment to the highest standards of ethical and professional conduct and imposes a higher standard of honesty and integrity than the Company’s Code of Conduct that applies to, and is acknowledged in writing by, all of the Company’s employees. The Board of Directors, or the Audit Committee, shall determine, or designate appropriate persons to determine, remedial actions to be taken in the event of a violation of the Code of Ethics and has full and discretionary authority to approve any amendment to or waiver from this Code of Ethics for senior officers. Any such amendment or waiver will be promptly disclosed as required by applicable law or regulation.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In July 2008, the Company completed a private placement sale of 2.2 million shares of Common Stock to investors at a price of $12.00 per share that provided net proceeds of approximately $25 million. Allen & Company LLC (“Allen”), a firm considered to be a related party, served as placement agent for the stock offering and was paid a fee of approximately $1.3 million for their services by the Company. James W. Quinn, a Director of the Company, is a managing director of Allen. The Board of Directors approved the private placement transaction, based on proposed terms substantially similar to those included in the final transaction, prior to consummation. Mr. Quinn recused himself from the discussion of and vote on the retention of Allen as placement agent.
Bank of America (the “Bank”) has made loans to the Company. Cynthia A. Flanders, appointed to the Board of Directors in April 2009, held a succession of management positions with the Bank. The Company believes that the loans were made in the ordinary course of the Bank’s business, that they were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and that they did not involve more than the normal risk of collectibility for the Bank or present it with other unfavorable features.
COMPLIANCE UNDER SECTION 16(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
Section 16(a) of the Securities Exchange Act of 1934 and related regulations require the Company’s directors, certain officers, and any persons holding more than 10% of the Company’s Common Stock (“Reporting Persons”) to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the SEC. Specific due dates have been established, and the Company is required to disclose any failure to file by these dates during the fiscal year ended January 31, 2009 in this Proxy Statement.
In making this disclosure, the Company has relied solely on its review of copies of Section 16(a) reports filed with the SEC and representations received by the Company from Reporting Persons, without conducting any independent investigations of its own.
The Company believes that each of the Reporting Persons timely filed Forms 3, 4 and 5 with the Securities and Exchange Commission during the fiscal year ended January 31, 2009, except that Mr. Bosselmann and Mr. Trudel were each late in filing one report, Mr. Griffin was late in filing three reports, Mr. Canino was late in filing two reports, and Ambassador Crumpton was late in filing one report.
STOCKHOLDER NOMINATIONS AND PROPOSALS; DEADLINE FOR SUBMISSION OF
STOCKHOLDER PROPOSALS FOR 2010 ANNUAL STOCKHOLDER MEETING
Our Certificate of Incorporation provides that, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Corporate Secretary of the Company. To be timely for the 2010 Annual Meeting, a stockholder’s notice must be delivered to or mailed and received by the Corporate Secretary of the Company at the principal executive offices of the Company by January 7, 2010. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by Article Thirteenth and Fourteenth of our Certificate of Incorporation.

Stockholders are entitled to present proposals for consideration at forthcoming stockholder meetings provided that they comply with the proxy rules promulgated by the Securities and Exchange Commission and our bylaws and Certificate of Incorporation. Stockholders wishing to present a proposal at our 2010 Annual Meeting of Stockholders must submit such proposal not less than 70 days prior to the next scheduled annual meeting or if less than 70 days prior notice of the next meeting is provided to our stockholders, within 10 days of the announcement of the next annual meeting.
STOCKHOLDER COMMUNICATIONS WITH DIRECTORS
Stockholders may communicate with the Board of Directors, or any of the Company’s individual Directors, by sending their communications to the Board of Directors, or to any individual Director, at the following address:
Board of Directors of Argan, Inc.
c/o Corporate Secretary
One Church Street, Suite 201
Rockville, Maryland 20850
All stockholder communications received by the Company’s Corporate Secretary will be delivered to one or more members of the Board of Directors, or, in the case of communications sent to an individual Director, to such Director.
OTHER BUSINESS
We know of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

Argan, Inc. One Church Street, Suite 201 Rockville, Maryland 20850 Dear Argan, Inc. Stockholder: Notice of Annual Meeting of Stockholders To Be Held Tuesday, June 23, 2009 and Notice of Internet Availability of Proxy Materials Proxy materials for the 2009 Annual Meeting of Stockholders are now available on the Internet. Important information regarding the I n t e r n e t a v a i l a b i l i t y o f t h e C o m p a n y ‘ s p r o x y m a t e r i a l s , instructions for accessing your proxy materials and instructions for requesting paper or email copies of your proxy materials are provided on the reverse side of this Notice. You are cordially invited to attend our 2009 Annual Meeting of Stockholders to be held on Tuesday, June 23, 2009, at 11 a.m. local time at the offices of Allen & Company LLC located at 711 Fifth Avenue, 9th Floor, New York, New York 10022. Proposals to be considered at the Annual Meeting: (1) The election of eight directors to our Board of Directors, each to serve until our 2010 Annual Meeting of Stockholders and until his/her successor has been elected and qualified or until his/her earlier resignation, death or removal. (2) The ratification of the appointment of Grant Thornton LLP as our independent registered public accountants for the fiscal year ending January 31, 2010. (3) To transact any other business that may properly come before the 2009 Annual Meeting of Stockholders or any adjournment or postponement of the meeting. The Board of Directors recommends a vote “FOR” each of the proposals being presented to the stockholders. You are receiving this communication because you hold shares of our common stock, and the materials you should review before you cast your vote are now available. Stockholders are cordially invited to attend the Annual Meeting and vote in person. This Notice Is Not A Ballot. You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Vote Your Proxy on the Internet: Go to www.continentalstock.com Have your notice available when you access the above website. Follow the prompts to vote your shares. The Proxy Materials are available for review at: http://www.cstproxy.com/arganinc/2009

Argan, Inc. One Church Street, Suite 201 Rockville, Maryland 20850 I m p o r t a n t N o t i c e R e g a r d i n g t h e Av a i l a b i l i t y o f P ro x y M a t e r i a l s for the Annual Meeting of Stockholders to Be Held Tuesday, June 23, 2009 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or email copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before June 15, 2009 to facilitate a timely delivery. The following Proxy Materials are available to you to review at: http://www.cstproxy.com/arganinc/2009 - the Company’s Annual Report for the year ended January 31, 2009. - the Company’s 2009 Proxy Statement. - the Proxy Card. - any amendments to the foregoing materials that are required to be furnished to stockholders. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, 9-digit proxy number and 10-digit account number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-221-0690, or By logging on to http://www.cstproxy.com/arganinc/2009 or By email at: proxy@continentalstock.com Please include the company name and your account number in the subject line of an email request.

Argan, Inc.

VOTE BY INTERNET OR TELEPHONE
QUICK ★★★ EASY ★★★ IMMEDIATE

As a stockholder of Argan, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on June 22, 2009.

Vote Your Proxy on the Internet:		*Vote Your Proxy by Phone:*		*Vote Your Proxy by Mail:*
Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	**OR**	**Call 1 (866) 894-0537** Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	**OR**	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

FOR ALL Nominees listed to the left ☐ **WITHHOLD AUTHORITY** to vote (except as marked to the contrary for all nominees listed to the left) ☐

(01) Rainer H. Bosselmann (05) William F. Leimkuhler
(02) Henry A. Crumpton (06) Daniel A. Levinson
(03) Cynthia A. Flanders (07) W.G. Champion Mitchell
(04) DeSoto S. Jordan (08) James W. Quinn

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

Signature ____________ Signature ____________ Date ________, 2009.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Argan, Inc.

Argan, Inc.